Filed Pursuant to Rule 497

Ancora Income Fund

Ancora/Thelen Small-Mid Cap Fund

Ancora MicroCap Fund

Ancora Special Opportunity Fund

(together, the “Funds”)

Supplement dated November 17, 2016

To the Funds’ Prospectus

and Statement of Additional Information,

each dated April 30, 2016

This Supplement contains new and additional information that supersedes any contrary information contained in the Funds’ current Prospectus and SAI, and should be read in conjunction with the Prospectus and SAI.

On November 14, 2016, Mr. Richard A. Barone resigned his position as Chairman of the Board of Trustees, President and Treasurer of Ancora Trust (the “Trust”). Mr. Barone will continue to serve as a Trustee and as the portfolio manager of Ancora Income Fund and Ancora Special Opportunity Fund.

Anne P. Ogan, an independent trustee who has served on the Board of the Trust since 2003, was appointed to serve as the Acting Chairperson of the Board.

In addition, effective as of December 1, 2016, Arbor Court Capital LLC (“Arbor Court”) is the new Distributor for shares of the Funds, replacing America Northcoast Securities, Inc.  Arbor Court’s address is 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio  44147.

If you should have any questions, please call 1-866-626-2672 for assistance. These documents are available upon request and without charge by calling the Trust at 1-866-626-2672.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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